EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of PSS, Inc. (the "Company") on Form 10-K for the period ending November 2, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Todes, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 31, 2003

                                                /s/ MARK TODES
                                                --------------------------------
                                                Mark Todes
                                                President and Chief Executive
                                                Officer


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